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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                              --------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



         Date of Report
(Date of Earliest Event Reported):                      Commission File Number:
        OCTOBER 16, 1997                                        01-12888

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                               SPORT-HALEY, INC.
             (Exact name of registrant as specified in its charter)



        COLORADO                                             84-1111669
(State of incorporation)                                  (I.R.S. Employer
                                                        Identification Number)


                              4600 E. 48TH AVENUE
                             DENVER, COLORADO 80216
                                  303/320-8800
                       ---------------------------------
                        (Address of principal executive
                         offices and telephone number)

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ITEM 1.          CHANGES IN CONTROL OF REGISTRANT

                 Not Applicable.


ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

                 Not applicable.


ITEM 3.          BANKRUPTCY OR RECEIVERSHIP

                 Not applicable.


ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                 Not applicable.


ITEM 5.          OTHER EVENTS

        On December 14, 1994, the Board of Directors of Sport-Haley, Inc. (the "Registrant") authorized the repurchase by the Registrant of up to 150,000 shares of its issued and outstanding Common Stock. As of October 16, 1996, the Board of Directors authorized an increase in the total number of shares of Common Stock that the Registrant may repurchase from 150,000 shares to 300,000 shares. As of October 16, 1997, the Board of Directors authorized a second increase in the total number of shares of Common Stock that the Registrant may repurchase from 300,000 shares to 450,000 shares (the "Shares"). Repurchases may be made from time to time in open market transactions at then prevailing prices. The Registrant has no commitment or obligation to purchase all or any portion of the Shares.

        The Registrant's Common Stock currently trades on the Pacific Stock Exchange and the Nasdaq National Market(R). As of October 24, 1997, there were approximately 4,712,962 shares of the Registrant's Common Stock issued and outstanding. The 450,000 Shares which may be repurchased by the Registrant represent approximately 9.5% of the total shares of Common Stock issued and outstanding on such date. As of October 24, 1997, the closing bid price of the Common Stock on the Nasdaq National Market(R) was $12.87 per share.

        The Board of Directors has authorized the increase in the total number of Shares available for repurchase based on its belief that the Registrant's Common Stock is currently underpriced given the Registrant's earnings and prospect for its future operations. The Registrant's working capital will be the source of funds used to purchase the Shares. All Shares purchased by the Registrant will be cancelled and returned to the status of authorized but unissued Common Stock.

        Purchase of the Shares in the manner described above will not cause the Common Stock to be held of record by fewer than 300 persons, nor will purchase of the Shares cause the Common Stock to be ineligible for listing on the Nasdaq National Market(R). Accordingly, the Registrant will not file a Schedule 13E-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") in connection with its purchase of all or any portion of the Shares.
Additionally, because purchase of the Shares is not being made in a transaction constituting a tender offer, the Registrant will not file a Schedule 13E-4 in connection with its purchase of all or any portion of the Shares.





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ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

        Not applicable.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        Not applicable.


ITEM 8. CHANGE OF FISCAL YEAR

        Not applicable.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SPORT-HALEY, INC.



Date:  October 28, 1997           By: /s/  ROBERT G. TOMLINSON
                                     -------------------------------------------
                                      Robert G. Tomlinson, Chairman of the Board





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